Exhibit 99.1

Alkami Announces Second Quarter 2023 Financial Results

PLANO, Texas, August 2, 2023 (GLOBE NEWSWIRE) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for U.S. banks and credit unions, today announced results for its second quarter ending June 30, 2023.

Second Quarter 2023 Financial Highlights
•GAAP total revenue of $66 million, an increase of 30% compared to the year-ago quarter;
•GAAP gross margin of 54%, compared to 54% in the year-ago quarter;
•Non-GAAP gross margin of 59%, compared to 58% in the year-ago quarter;
•GAAP net loss of $(18) million, compared to $(20) million in the year-ago quarter; and
•Adjusted EBITDA loss of $(3) million, compared to $(5) million in the year-ago quarter.

Comments on the News
Alex Shootman, Chief Executive Officer, said, “In the second quarter, we delivered another quarter of strong operating and financial performance. In the first half of the year, we added 16 new digital banking platform clients, including 10 in the second quarter. We also continued our momentum among banks, signing 6 so far in 2023, and add-on sales continues to outperform, reflecting our clients’ ongoing commitment to leverage technology to serve their customers.”

Shootman added, “Since our IPO in the second quarter of 2021, the number of registered users on our digital banking platform is up almost 50%, our quarterly revenue is up 79%, and our Annual Recurring Revenue is up 78%. We grew despite significant volatility in the financial and economic markets, and this is a testament to an attractive, robust end market and Alkami’s superior strategy, products and people.”

Bryan Hill, Chief Financial Officer, said, “We exited the quarter with 15.8 million digital banking users on the Alkami platform, up 19% from the year-ago quarter. We now have 40 new clients and significant add-on sales orders in implementation, representing a total of $48 million in Annual Recurring Revenue over the next 12 months. We exited the quarter with Annual Recurring Revenue of $257 million, up 26% compared to the year-ago quarter. Our revenue per user continued to expand, ending the quarter at $16.20, driven by add-on sales and the addition of new clients who tend to onboard at a higher average RPU.”

2023 Financial Outlook
Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its third fiscal quarter ending September 30, 2023 of:
•GAAP total revenue in the range of $66.5 million to $67.5 million;
•Adjusted EBITDA loss in the range of ($1.25) million to ($0.25) million.

Alkami is providing guidance for its calendar year ending December 31, 2023 of:
•GAAP total revenue in the range of $261.5 million to $264.5 million;
•Adjusted EBITDA loss in the range of ($4.25) million to ($2.25) million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-877-870-4263 and internationally at 1-412-317-0790, using passcode 10180060. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening, payment security, and data analytics and marketing solutions. To learn more, visit https://www.alkami.com/.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss, plus (1) provision for income taxes (2) (gain) loss on financial instruments, (3) amortization, (4) stock-based compensation expense, and (5) acquisition-related expenses, net. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision for income taxes, (2) (gain) loss on financial instruments, (3) interest expense, net, (4) depreciation and amortization (5) stock-based compensation expense, and (6) acquisition-related expenses, net. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues for all clients on the platform in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	June 30,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$90,296	$108,720
Marketable securities	86,010	87,635
Accounts receivable, net	28,152	26,246
Deferred implementation costs, current	8,923	7,855
Prepaid expenses and other current assets	12,927	11,709
Total current assets	226,308	242,165
Property and equipment, net	15,305	13,561
Right of use assets	13,539	14,670
Deferred implementation costs, net of current portion	26,571	24,783
Intangibles, net	39,200	42,593
Goodwill	148,050	148,017
Other assets	3,955	3,096
Total assets	$472,928	$488,885
Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$5,313	$3,188
Accounts payable	1,046	4,291
Accrued liabilities	23,262	21,643
Deferred revenues, current portion	8,814	8,835
Lease liabilities, current portion	3,170	3,657
Total current liabilities	41,605	41,614
Long-term debt, net	78,157	81,392
Deferred revenues, net of current portion	13,740	13,904
Deferred income taxes	1,829	1,712
Lease liabilities, net of current portion	14,798	15,817
Other non-current liabilities	275	400
Total liabilities	150,404	154,839
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 94,228,876 and 92,112,749 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	94	92
Additional paid-in capital	729,607	706,407
Accumulated deficit	(407,177)	(372,453)
Total stockholders’ equity	322,524	334,046
Total liabilities and stockholders' equity	$472,928	$488,885

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Revenues	$65,763	$50,530	$125,759	$95,320
Cost of revenues(1)	30,289	23,257	58,147	43,237
Gross profit	35,474	27,273	67,612	52,083
Operating expenses:
Research and development	20,866	16,595	41,415	30,751
Sales and marketing	13,883	10,204	24,761	18,101
General and administrative	18,207	18,731	35,318	35,777
Acquisition-related expenses, net	34	796	220	(582)
Amortization of acquired intangibles	357	331	717	426
Total operating expenses	53,347	46,657	102,431	84,473
Loss from operations	(17,873)	(19,384)	(34,819)	(32,390)
Non-operating income (expense):
Interest income	2,016	424	3,742	532
Interest expense	(1,826)	(863)	(3,583)	(1,151)
Gain (loss) on financial instruments	10	(254)	220	(387)
Loss before income taxes	(17,673)	(20,077)	(34,440)	(33,396)
Provision for income taxes	88	156	284	243
Net loss	(17,761)	(20,233)	(34,724)	(33,639)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.19)	$(0.22)	$(0.37)	$(0.37)
Weighted-average number of shares of common stock outstanding:
Basic and diluted	93,334,725	90,707,381	92,868,623	90,459,503

(1) Includes amortization of acquired technology of $1.4 million and $0.9 million for the three months ended June 30, 2023 and 2022, respectively, and $2.7 million and $1.2 million for the six months ended June 30, 2023 and 2022, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Six months ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(34,724)	$(33,639)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	5,146	2,962
Accrued interest on marketable securities, net	(1,179)	(36)
Stock-based compensation expense	24,399	21,344
Amortization of debt issuance costs	80	105
Gain on revaluation of contingent consideration	—	(2,700)
(Gain) loss on financial instruments	(177)	387
Deferred taxes	85	162
Changes in operating assets and liabilities:
Accounts receivable	(1,906)	(5,145)
Prepaid expenses and other current assets	(1,882)	(3,473)
Accounts payable and accrued liabilities	(2,126)	1,690
Deferred implementation costs	(2,856)	(1,371)
Deferred revenues	(185)	240
Net cash used in operating activities	(15,325)	(19,474)
Cash flows from investing activities:
Purchase of marketable securities	(62,640)	(143,589)
Proceeds from maturities and redemptions of marketable securities	65,622	19,000
Purchases of property and equipment	(417)	(485)
Capitalized software development costs	(2,661)	(2,366)
Acquisition of business, net of cash acquired	—	(132,031)
Net cash used in investing activities	(96)	(259,471)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	85,000
Principal payments on debt	(1,063)	(24,688)
Debt issuance costs paid	(341)	(851)
Proceeds from ESPP issuance	2,407	1,841
Payment of holdback funds from acquisition	(1,000)	—
Payments for taxes related to net settlement of equity awards	(6,825)	—
Proceeds from stock option exercises	2,802	1,282
Net cash (used in) provided by financing activities	(4,020)	62,584
Net decrease in cash and cash equivalents and restricted cash	(19,441)	(216,361)
Cash and cash equivalents and restricted cash, beginning of period	112,337	312,954
Cash and cash equivalents and restricted cash, end of period	$92,896	$96,593

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP total revenues	$65,763	$50,530	$125,759	$95,320

	June 30,
	2023	2022
Annual Recurring Revenue (ARR)	$256,811	$204,492
Registered Users	15,849	13,339
Revenue per Registered User (RPU)	$16.20	$15.33

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP cost of revenues	$30,289	$23,257	$58,147	$43,237
Amortization	(1,638)	(988)	(3,237)	(1,295)
Stock-based compensation expense	(1,487)	(1,056)	(2,633)	(2,034)
Non-GAAP cost of revenues	$27,164	$21,213	$52,277	$39,908

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP gross margin	53.9%	54.0%	53.8%	54.6%
Amortization	2.5%	1.9%	2.5%	1.4%
Stock-based compensation expense	2.3%	2.1%	2.1%	2.1%
Non-GAAP gross margin	58.7%	58.0%	58.4%	58.1%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP research and development expense	$20,866	$16,595	$41,415	$30,751
Stock-based compensation expense	(3,963)	(2,580)	(7,738)	(4,464)
Non-GAAP research and development expense	$16,903	$14,015	$33,677	$26,287

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP sales and marketing expense	$13,883	$10,204	$24,761	$18,101
Stock-based compensation expense	(1,813)	(997)	(3,403)	(1,747)
Non-GAAP sales and marketing expense	$12,070	$9,207	$21,358	$16,354

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP general and administrative expense	$18,207	$18,731	$35,318	$35,777
Stock-based compensation expense	(5,489)	(6,635)	(10,222)	(12,797)
Non-GAAP general and administrative expense	$12,718	$12,096	$25,096	$22,980

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP net loss	$(17,761)	$(20,233)	$(34,724)	$(33,639)
Provision for income taxes	88	156	284	243
(Gain) loss on financial instruments	(10)	254	(220)	387
Amortization	1,995	1,319	3,954	1,721
Stock-based compensation expense	12,752	11,268	23,996	21,042
Acquisition-related expenses, net(1)	34	796	220	(582)
Non-GAAP net loss	$(2,902)	$(6,440)	$(6,490)	$(10,828)

(1) Acquisition-related expenses, net, for the three and six months ended June 30, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three and six months ended June 30, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisitions of MK and Segmint, primarily related to legal, consulting, and professional fees. During the six months ending June 30, 2022, these expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
GAAP net loss	$(17,761)	$(20,233)	$(34,724)	$(33,639)
Provision for income taxes	88	156	284	243
(Gain) loss on financial instruments	(10)	254	(220)	387
Interest expense, net	(190)	439	(159)	619
Depreciation and amortization	2,560	1,944	5,146	2,962
Stock-based compensation expense	12,752	11,268	23,996	21,042
Acquisition-related expenses, net(1)	34	796	220	(582)
Adjusted EBITDA	$(2,527)	$(5,376)	$(5,457)	$(8,968)

(1) Acquisition-related expenses, net, for the three and six months ended June 30, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three and six months ended June 30, 2022 includes the accrual of deferred compensation due to the former owner of ACH Alert, in addition to expenses associated with the acquisitions of MK and Segmint, primarily related to legal, consulting, and professional fees. During the six months ending June 30, 2022, these expenses were offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Katie Schimmel
katie@outlookmarketingsrv.com